UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 29, 2010
UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation)	1-10542 (Commission File Number)	11-2165495 (IRS Employer Identification No.)

7201 West Friendly Avenue Greensboro, North Carolina (Address of Principal Executive Offices)	27410 (Zip Code)
Registrant’s telephone number, including area code: (336) 294-4410
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On April 29, 2010, Unifi, Inc. (the “Registrant”) issued a press release announcing its preliminary operating results for its third fiscal quarter ended March 28, 2010, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.01.	REGULATION FD DISCLOSURE.
     On April 29, 2010, the Registrant will host a conference call to discuss its preliminary operating results for its third fiscal quarter ended March 28, 2010. The slide package prepared for use by executive management for this presentation is attached hereto as Exhibit 99.2. All of the information in the presentation is presented as of April 29, 2010, and the Registrant does not assume any obligation to update such information in the future.
     The information included in the preceding paragraph, as well as the exhibit referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 8.01.	OTHER EVENTS.
     (a) On or about April 27, 2010, one of the Registrant’s wholly-owned Dutch subsidiaries, Unifi Holding 3, BV, invested approximately $4 million for a 40% interest in a company established for the purpose of cultivating, growing, and selling biomass crops, including feedstock for establishing biomass crops, and providing value-added processes relating to the cultivation, harvest or use of biomass crops as a fuel, in the production of fuels or for energy.
     (b) On April 29, 2010, the Registrant issued a press release announcing its preliminary operating results for its third fiscal quarter ended March 28, 2010, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated April 29, 2010 with respect to the Registrant’s preliminary operating results for its fiscal quarter ended March 28, 2010.
99.2	Slide Package prepared for use in connection with the Registrant’s conference call to be held on April 29, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.
By:	/s/ Charles F. McCoy
Charles F. McCoy
Vice President, Secretary and General Counsel

Dated: April 29, 2010

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated April 29, 2010 with respect to the Registrant’s preliminary operating results for its fiscal quarter ended March 28, 2010.
99.2	Slide Package prepared for use in connection with the Registrant’s conference call to be held on April 29, 2010.